Transmission Pricing for ISO Applications Dariush Shirmohammadi Perot Systems Corporation Los Angeles, CA June 19, 1997

OUTLINE Fundamental process of cost based transmission pricing Transmission pricing schemes Transmission pricing models Examples of Transmission Pricing for ISO Systems

TRANSMISSION PRICING PROCESS Determine the transmission revenue requirement (TRR). Determine the incremental cost of the transmission transaction. Adjust the TRR based on incremental cost of the transaction. Divide the TRR into rate components. Allocate rate components to the transaction based on Sum transmission price components Assign part or all of the incremental system cost to the transmission transaction. If Applicable Embedded Component of the Transmission Pice If Applicable Transaction Price Incremental Component of the Transmission Price Step 1 Step 2 Step 3 Step 4 Step 5 Step 6 Step 7 Transaction Price

TRANSMISSION PRICING PROCESS Existing costs Reinforcement costs A&G costs O&M costs Rate of return Transmission Revenue Requirement (TRR) Incremental system cost of a transaction Assigned proxy of incremental cost to the transaction If new transaction Adjusted TRR (embedded costs) Access Charge Transaction Price (stop) Use Charge Incremental component of transaction price Use charge per residential class Use charge for industrial class Incremental Cost Pricing Method Retail/wholesale coincident peak or Bary Curve Etc. or EPMC or Ramsey Pricing Access fee per user 1 Access fee per user 2 Etc. Use fee per user 1 Transaction Price Step 1 Step 2 Step 3 Step 4 Step 5 Step 6 Step 7 Embedded Cost Allocation Method

TRANSMISSION PRICING SCHEMES The basic process of translating transmission costs to charges for transmission customer Transmission pricing schemes vary based on the following features: Cost responsibility Spatial resolution for transmission prices Time resolution for transmission prices Payment responsibility for transmission prices Time of price evaluation

COST RESPONSIBILITY Rolled-in pricing scheme Incremental pricing scheme Composite embedded/incremental pricing scheme

ROLLED-IN PRICING SCHEME Existing costs Reinforcement costs A&G costs O&M costs Rate of return Transmission Revenue Requirement (TRR) Incremental system cost of NEW transactions Access Charge Use Charge Use charge per residential class Use charge for industrial class Retail/wholesale coincident peak or Bary Curve Etc. EPMC or Ramsey Pricing Access fee per user 1 Access fee per user 2 Etc. Use fee per user 1 Step 1 Step 2 Step 4 Step 5 Step 6 Step 7 Transaction Price Adjusted TRR (embedded costs) Embedded Cost Allocation Method

INCREMENTAL PRICING SCHEME Existing costs Reinforcement costs A&G costs O&M costs Rate of return Transmission Revenue Requirement (TRR) Incremental system cost of a transaction Assigned proxy of incremental cost to the transaction Transaction Price (stop) Step 1 Step 2 Step 3 Incremental Cost Pricing Method

COMPOSITE EMBEDDED/INCREMENTAL PRICING SCHEME Existing costs Reinforcement costs A&G costs O&M costs Rate of return Transmission Revenue Requirement (TRR) Incremental system cost of a transaction Assigned proxy of incremental cost to the transaction If new transaction Adjusted TRR (embedded costs) Access Charge Use Charge Incremental component of transaction price Use charge per residential class Use charge for industrial class Retail/wholesale coincident peak or Bary Curve Etc. EPMC or Ramsey Pricing Access fee per user 1 Access fee per user 2 Etc. Use fee per user 1 Transaction Price Step 1 Step 2 Step 4 Step 5 Step 6 Step 7 If applicable Incremental Cost Pricing Method Step 3 Embedded Cost Allocation Method

SPATIAL RESOLUTION FOR TRANSMISSION PRICES System-wide pricing Constant transmission prices system wide Zonal pricing Constant transmission prices in selected zones Nodal pricing Transmission prices change for every node

TIME RESOLUTION FOR TRANSMISSION PRICES Annual pricing Fixed transmission prices year round Seasonal pricing Transmission prices changing by season (monthly or longer) Daily pricing Transmission prices changing every day Hourly pricing Transmission prices changing every hour

PAYMENT RESPONSIBILITY FOR TRANSMISSION PRICES Load pays for transmission services Supplier pays for transmission services Both load and supplier pay for transmission services

PRICE EVALUATION TIMING Ex-Ante evaluation Timely economic signals Price certainty Inaccuracies may blunt usefulness Ex-post cost evaluation Ensures accurate results Too late for transmission customers make optimal use of the transmission system Often both ex-ante and ex-post price calculations are carried out Ex-ante to give efficient economic signals Ex-post to true up costs in the long-run

SELECTING A TRANSMISSION PRICING SCHEME 1. Need to first select the attributes we want achieved using transmission pricing scheme - typical attributes that may be used for this purpose: Ability to differentiate based on the level of service Ability to recover transmission revenue requirement Acceptability to regulators Ease of implementation Ability to maximize the utilization of existing transmission resources Ability to provide efficient economic signal to select least cost transaction Ability to provide efficient economic signal for locating generation and load 2. Estimate the impact of pricing scheme features on the desired attribute 3. Select features of pricing scheme based on target priorities for each attribute

SELECTING TRANSMISSION PRICING SCHEME Select features of pricing scheme based on a target priority on attributes Attribute Target Priority Cost Responsibility Inc. Cost Responsibility Spatial Resolution Time Resolution Payment Responsibility Price Eval. Timing Ability to differentiate based on the level of service High Incremental Composite All Nodal Zonal Hourly Daily Seasonal All Ex-Ante Combination Ability to recover transmission revenue requirement High Rolled-in Composite All (Composite) All All All Ex-Post Combination Acceptability to regulators Medium Rolled-in Composite All (Composite) All All Load Load&Supplier All Ease of implementation and administration Medium Rolled-in N/A System-wide Zonal All All All Ability to maximize the utilization of existing transmission resources High Incremental Composite All Nodal Zonal Hourly Daily Load&Supplier Ex-Ante Combination Ability to provide efficient economic signal to select least cost transaction Medium Incremental Composite All Nodal Zonal Hourly Daily Load Load&Supplier Ex-Ante Combination Ability to provide efficient economic signal for locating generation and load High Incremental Composite Long-run Nodal Zonal Hourly Daily Seasonal Load&Supplier All Transmission Pricing Scheme Composite Long-run Zonal Daily Load&Supplier Combination Hypothetical Example

TRANSMISSION PRICING MODELS Models for evaluating, assigning and allocating transmission costs within a specific transmission pricing scheme 1. Models for evaluation and assignment of incremental system costs 2. Methods for partitioning of transmission revenue requirement to rate components 3. Models for allocation of the embedded costs

TRANSMISSION PRICING MODELS FOR INCREMENTAL COSTS EVALUATION/ASSIGNMENT Short-Run Marginal Cost (SRMC) pricing models Long-Run Marginal Cost (LRMC) pricing models

SRMC PRICING MODELS Determine a transactions price based on its short-run costs of the transaction Cost of generation redispatch due to potential congestions and losses caused by the transaction Short-run costs and consequently prices may be negative Requires detailed modeling of the transmission system and all transactions and a cost based dispatch algorithm (Optimal Power Flow) AC modeling will reflect costs more accurately DC modeling substantially easier Also known as nodal pricing model Only a proxy for actual short-run costs Intended to capture short-run efficiencies

SRMC PRICING MODELS Existing Methodologies: For each hour of the transaction 1. Estimates the short-run costs by multiplying the marginal operating cost ($/MW) by the amount of transacted power (MW) 2. The marginal operating cost is the cost of accommodating a marginal increase in the magnitude of transacted power 3. Transmission cost is calculated by multiplying the marginal operating cost and magnitude of the transaction The hourly costs can be summed up for the duration of a transaction to evaluate the total transmission price

SRMC PRICING MODELS The following straightforward formula used to evaluate SRMC based prices 1: TP t = BMC * P i i,t i B t . BMCi is the bus marginal cost at bus "i" Pi,t is the magnitude of the transacted power at bus "i" Bt is the set of buses involved in the transaction t

SRMC PRICING MODELS No losses (zero resistance lines) Equal impedance for all three lines Equal capacity for all three lines (250 each) G1 =300 MW ($20/MWh) G2 =150 MW ($30/MWh) L3 =450 MW ($40/MWh) 50 MW 200 MW 250 MW limit Bus 1 Bus 2 Bus 3 Transaction 1: 10 MW from Bus 1 to Bus 3 TP1 = (10 * 40)+(-10*20) = $200/hr Transaction 2: 5 MW generation at buses 1 and 2 each and 10 MW load at bus 3 TP2 = (10*40) + (-5*20) + (-5*30) = $250/hr

SRMC PRICING MODELS There is serious price volatility when SRMC prices are calculated using AC system models Price variation from one hour to the next could be several hundred percent Price variation from one bus to the next could be several hundred percent

SRMC PRICING MODELS Advantages of SRMC pricing models Can reflect short term efficiencies Straightforward formula for price evaluation Independent of the order of transactions Simplified DC versions are already available in the industry and show less price volatility

SRMC PRICING MODELS Disadvantages of the SRMC pricing models The dispatch model can be very complex The dispatch model will not represent the actual behavior of the power system Ex-ante pricing subject to modeling approximations and forecast uncertainties Ex-post pricing subject to inevitable mismatch between the actual system operation and optimum dispatch model The dispatch model may not converge Complex models are needed to evaluate Bus Marginal Costs (BMC)2 SRMC based prices can be very volatile May seriously undercollect transmission revenue requirements if used in an incremental transmission pricing scheme Are negative prices a concern? 2 P.R. Gribik, D. Shirmohammadi, S. Hao, C.L. Thomas, "Optimal Power Flow Sensitivity Analysis", IEEE Transaction on Power Systems, Vol. 5, No. 3, August 1990, pp. 969-976.

TRANSMISSION CONGESTION CONTRACTS (TCCS) Financial instruments designed to give financial rights over specific transmission paths (normally congested paths) to TCC holders TCC holders will pay "Transmission Owner" for TCC TCC holders will receive congestion prices (SRMC based) for "their transmission paths" when there is congestion on them Designed to hedge TCC holders against unpredictable and adverse variations in transmission congestion costs/prices

LRMC PRICING MODELS Determine a transactions price based on its long-run costs of the transaction Consists of reinforcement costs (cost of new facilities) and long-run operating costs Normally long-run operating costs are ignored Long-run costs and consequently prices may be negative Requires detailed modeling of the transmission system and all transactions AC modeling will be required to ensure system reinforcements for reactive problems Only a proxy for actual long-run costs To ensure long-run efficiency in investment and operation of the transmission system

LRMC PRICING MODELS Compare the least cost (optimal) transmission expansion plans for the system with and without the transaction Optimal transmission expansion plans 1. Simulate the operation of the system over many years 2. Evaluate the cost of system operations 3. Relieve system congestion through least cost transmission reinforcements System Operating Cost Time Without transaction With transaction

LRMC PRICING MODELS True long-run cost evaluation Is extremely complex, tedious, data intensive and subject to serious dispute Has been only automated for radial transmission and distribution configurations Has been practiced by transmission planners (approximate versions) for many years LRMC pricing models Roughly estimate the actual long-run costs Study the impact of a marginal increase in the magnitude of transacted power on the "flows" on transmission facilities

LRMC PRICING MODELS Calculation of LRMC based prices: Marginal long-run cost MRCj,t = DFj,t RCj for INFj THFj and DFj,t THDFj The proxy for long-run cost is then calculated as: LRC t = S MRCj,t Fj,t Examples implementations include: PG&E's incremental transmission pricing for resource acquisition (PG&E's "phone book")3 UKs NGC minimal "spanning tree" approach 4 3 D. Shirmohammadi, C. L. Thomas, "Valuation of the Transmission Impact in a Resource Bidding Process", IEEE Paper 90 WM 252-7 PWRS, IEEE Winter Power Meeting, 1990. 4 M.C. Calviou, R.M. Dunnett, P.H. Plumptre, "Charging for Use of a Transmission System by Marginal Cost Methods", Proceeding of the 11th PSCC, Avignon, France, 1993, pp. 385-391.

LRMC PRICING MODELS Disadvantages of the LRMC pricing models Approximate models are straightforward and robust Attempt to captures long-term efficiencies Disadvantages of the LRMC pricing models Require a complex model of the transmission system However, many operating constraints and processes may be ignored, hence, no volatility Only rough approximation of the actual long-run costs Are negative prices a concern?

PARTITIONING OF THE TRR INTO RATE COMPONENTS To differentiate between the prices charged to transmission users with similar demands but with different load factors Traditionally, based on the experience and judgment of the rate designer Specific methods used include Equal Percentage Marginal Costs (EPMC) Bary Curve Ramsey Pricing

TRANSMISSION PRICING MODELS FOR ALLOCATION OF EMBEDDED COSTS Allocate common costs Allocate the access charges based on the extent-of-use of the transmission system - two broad family of models Extent-of-use based on demand on the entire system Extent-of-use based on demand on individual transmission facilities Game theory approach becoming recognized

POSTAGE STAMP PRICING MODELS It is assumed all parts of the transmission system are used by all transmission transactions Allocates the transmission revenue requirement (embedded costs) according to the MW demand of the transmission users Many variations for determining MW demand, e.g., coincident peak versus non-coincident peak demand Advantages of the postage stamp pricing models Simplicity Disadvantages of the postage stamp pricing models No capability to differentiate among various types transmission transactions

POWER FLOW BASED COST ALLOCATION MODELS Conceptually, allocates the TRR to transmission users one facility at a time: "facility-by-facility approach" Allocation based on the change in flow on a transmission facility with and without the transaction Actual implementation uses the concept of facility by facility cost allocation to develop an extent-of-use measure Dimension of extent of use happens to be power (MW) and distance (mile): "MW-mile method"

POWER FLOW BASED COST ALLOCATION MODELS Different implementations: Allocate embedded versus replacement costs System versus individual facility loading condition Coincident versus non-coincident peak load conditions Nodal (zonal) versus point-to-point transactions Time differentiated versus fixed prices

POWER FLOW BASED COST ALLOCATION MODELS Advantages of the PFBCA pricing models Ability to differentiate among transmission transactions even when used to implement a rolled-in transmission pricing scheme. Disadvantages of the PFBCA pricing model Somewhat complex to implement

GAME THEORY BASED APPROACH FOR EMBEDDED COSTS ALLOCATION Only the cooperative game theory is considered for embedded transmission cost allocation Allocates the embedded transmission cost to transmission users while trying to maximize the users’ "welfare" Allocation based on three fundamental principals Stand alone cost principal: requires that no user be allocated a cost that is greater than what it would cost to serve that user alone Separable cost principal: requires that no user be allocated a cost less than its separable cost - total cost without the transaction being present Break even principal: requires the total costs be allocated exactly

GAME THEORY BASED APPROACH FOR EMBEDDED COSTS ALLOCATION Commonly used in Telecommunication Industry Variations of cooperative game theory implemented in the industry Split the saving pricing Specific examples of MW-mile methodology (ERCOT) Still experimental

EXAMPLES OF TRANSMISSION PRICING FOR ISO SYSTEMS ISO Pricing Scheme Some Implementation Cost Responsibility Spatial resolution Time Resolution Details (models) WEPEX (proposed) Composite: Embedded costs Incremental costs Embedded costs: System-wide (utility specific) Incremental costs: Nodal for losses Zonal for other short-run costs Long-run costs project by project Embedded costs: Annual Incremental costs: Daily for losses Hourly for congestion Applicable to all transactions (existing contracts excepted). Embedded costs are allocated using postage stamp model Losses assigned to suppliers according to average marginal values Congestion assigned based on SRMC model to both suppliers and loads PJM (proposal) Composite: Embedded costs Incremental costs Embedded costs: Zonal and functional Incremental costs: Nodal for short run costs Embedded costs: Annual Incremental costs: Hourly for short run costs Applicable for all transactions Embedded cost allocation based on postage stamp or PFBCA (MW-mile) method Non-firm users pay 10% of embedded costs Congestion assigned based on SRMC model

EXAMPLES OF TRANSMISSION PRICING FOR ISO SYSTEMS ISO Pricing Scheme Some Implementation Cost Responsibility Spatial resolution Time Resolution Details UK/NGC Composite: Embedded costs (transportation fee security fee) Incremental costs Embedded costs: System-wide Incremental costs: Zonal for transportation fees Nodal for short run costs Embedded costs: Annual Incremental costs: Hourly for short run costs Annual for long run costs Applicable to all transactions Transportation fee assigned based long run incremental cost model (MW-km) Security fee (embedded) based on postage stamp model Incremental costs (congestion, losses) assigned based on SRMC model Argentina Composite: Embedded costs (connection fee) Incremental cost based on short run costs Embedded costs: Nodal Incremental costs: Nodal Embedded. costs: Annual Incremental costs: Hourly Applicable for wheeling transactions Embedded cost allocation based on PFBCA model Short run costs assigned based on SRMC model